Exhibit 10.1

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

Borrower Agreement

BY SIGNING BELOW, THE BORROWER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT:

A.

The Borrower has received and read a copy of this Borrower Agreement, the attached Credit Line Account Application and Agreement (including the Credit Line Agreement following this Borrower Agreement) and the Loan Disclosure Statement explaining the risk factors that the Borrower should consider before obtaining a loan secured by the Borrower’s securities account. The Borrower agrees to be bound by the terms and conditions contained in the Credit Line Account Application and Agreement (including the Credit Line Agreement following this Borrower Agreement) (which terms and conditions are incorporated by reference). Capitalized terms used in this Borrower Agreement have the meanings set forth in the Credit Line Agreement.

B.

THE BORROWER UNDERSTANDS AND AGREES THAT UBS CREDIT CORP. MAY DEMAND FULL OR PARTIAL PAYMENT OF THE CREDIT LINE OBLIGATIONS, AT ITS SOLE OPTION AND WITHOUT CAUSE, AT ANY TIME, AND THAT NEITHER FIXED RATE ADVANCES NOR VARIABLE RATE ADVANCES ARE EXTENDED FOR ANY SPECIFIC TERM OR DURATION. THE BORROWER UNDERSTANDS AND AGREES THAT ALL ADVANCES ARE SUBJECT TO COLLATERAL MAINTENANCE REQUIREMENTS. THE BORROWER UNDERSTANDS THAT UBS CREDIT CORP. MAY, AT ANY TIME, IN ITS DISCRETION, TERMINATE AND CANCEL THE CREDIT LINE REGARDLESS OF WHETHER OR NOT AN EVENT HAS OCCURRED.

C.

UNLESS DISCLOSED IN WRITING TO UBS CREDIT CORP. AT THE TIME OF THIS AGREEMENT, AND APPROVED BY UBS CREDIT CORP., THE BORROWER AGREES NOT TO USE THE PROCEEDS OF ANY ADVANCE EITHER TO PURCHASE, CARRY OR TRADE IN SECURITIES OR TO REPAY ANY DEBT (I) USED TO PURCHASE, CARRY OR TRADE IN SECURITIES OR (II) TO ANY AFFILIATE OF UBS CREDIT CORP.. THE BORROWER WILL BE DEEMED TO REPEAT THIS AGREEMENT EACH TIME THE BORROWER REQUESTS AN ADVANCE.

D.

THE BORROWER UNDERSTANDS THAT BORROWING USING SECURITIES AS COLLATERAL ENTAILS RISKS. SHOULD THE VALUE OF THE SECURITIES IN THE COLLATERAL ACCOUNT DECLINE BELOW THE REQUIRED COLLATERAL MAINTENANCE REQUIREMENTS, UBS CREDIT CORP. MAY REQUIRE THAT THE BORROWER POST ADDITIONAL COLLATERAL, REPAY PART OR ALL OF THE LOAN AND/OR SELL THE BORROWER’S SECURITIES, ANY REQUIRED LIQUIDATIONS MAY INTERRUPT THE BORROWER’S LONGTERM INVESTMENT STRATEGIES AND MAY RESULT IN ADVERSE TAX CONSEQUENCES.

E.	Neither UBS Credit Corp. nor UBS Financial Services Inc. provides legal or tax advice and nothing herein shall be construed as providing legal or tax advice.

F.

Upon execution of this Credit Line Account Application and Agreement, the Borrower declares that all of the information requested in the Application and supplied by the Borrower is true and accurate and further agrees to promptly notify UBS Credit Corp. in writing of any material changes to any or all of the information contained in the Application including information relating to the Borrower’s financial situation.

G.

Subject to any applicable financial privacy laws and regulations, data regarding the Borrower and the Borrower’s securities account may be shared with UBS Credit Corp. affiliates. Subject to any applicable financial privacy laws and regulations, the Borrower requests that UBS Credit Corp. share such personal financial data with non-affiliates of UBS Credit Corp. as is necessary or advisable to effect, administer or enforce, or to service, process or maintain, all transactions and accounts contemplated by this Agreement.

H.

The Borrower authorizes UBS Credit Corp. and UBS Financial Services Inc. to obtain a credit report or other credit references concerning the Borrower (including making verbal or written inquiries concerning credit history) or to otherwise verify or update credit information given to UBS Credit Corp. at any time. The Borrower authorizes the release of this credit report or other credit information to UBS Credit Corp. affiliates as it deems necessary or advisable to effect, administer or enforce, or to service, process or maintain all transactions and accounts contemplated by this Agreement, and for the purpose of offering additional products, from time to time, to the Borrower. The Borrower authorizes UBS Credit Corp. to exchange Borrower information with any party it reasonably believes is conducting a legitimate credit inquiry in accordance with the Fair Credit Reporting Act. UBS Credit Corp. may also share credit or other transactional experience with the Borrower’s designated UBS Financial Services Inc. Financial Advisor or other parties designated by the Borrower.

I.

UBS Credit Corp. is subject to examination by various federal, state and self-regulatory organizations and the books and records maintained by UBS Credit Corp. are subject to inspection and subpoena by these regulators and by federal, state, and local law enforcement officials. The Borrower acknowledges that such regulators and officials may, pursuant to treaty or other arrangements, in turn disclose such information to the officials or regulators of other countries, and that U.S. courts may be required to compel UBS Credit Corp. to disclose such information to the officials or regulators of other countries. The Borrower agrees that UBS Credit Corp. may disclose to such regulators and officials information about the Borrower and transactions in the credit line account or other accounts at UBS Credit Corp. without notice to the Borrower. In addition, UBS Credit Corp. may in the context of a private dispute be required by subpoena or other judicial process to disclose information or produce documentation related to the Borrower, the credit line account or other accounts at UBS Credit Corp. The Borrower acknowledges and agrees that UBS Credit Corp. reserves the right, in its sole discretion, to respond to subpoenas and judicial process as it deems appropriate.

J.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When the Borrower opens an account with UBS Credit Corp., UBS Credit Corp. will ask for the Borrower’s name, address, and other information that will allow UBS Credit Corp. to identify the Borrower. UBS Credit Corp. may also ask to see other identifying documents. UBS Financial Services Inc. and UBS Credit Corp. are firmly committed to compliance with all applicable laws, rules and regulations, including those related to combating money laundering. The Borrower understands and agrees that the Borrower must take all necessary steps to comply with the antimony laundering laws, rules and regulations of the Borrower’s country of origin, country of residence and the situs of the Borrower’s transaction.

K.

UBS Credit Corp. and its affiliates will act as creditors and, accordingly, their interests may be inconsistent with, and potentially adverse to, the Borrower’s interest. As a lender and consistent with normal lending practice, UBS Credit Corp. may take any steps necessary to perfect its interest in the Credit Line, issue a call for additional collateral or force the sale of the Borrower’s securities if the Borrower’s actions or inactions call the Borrower’s creditworthiness into question. Neither UBS Credit Corp. nor UBS Financial Services Inc. will act as Client’s investment advisor with respect to any liquidation. In fact, UBS Credit Corp. will act as a creditor and UBS Financial Services Inc. will act as a securities intermediary.

L.

The Borrower understands that, if the Collateral Account is a managed account with UBS Financial Services Inc., (i) in addition to any fees payable to UBS Financial Services Inc. in connection with the Borrower’s managed account, interest will be payable to UBSCC on an amount advanced to the Borrower in connection with the Credit Line Account, and (ii) the performance of the managed account might not exceed the managed account fees and the interest expense payable to UBSCC in which case the Borrower’s overall rate of return will be less than the costs associated with the managed account.

M.

UBS Credit Corp. may provide copies of all credit line account statements to UBS Financial Services Inc. and to any Guarantor. The Borrower acknowledges and agrees that UBS Credit Corp. may share any and all information regarding the Borrower and the Borrower’s accounts at UBS Credit Corp. with UBS Financial Services Inc. UBS Financial Services Inc. may provide copies of all statements and confirmations concerning each Collateral Account to UBS Credit Corp. at such times and in such manner as UBS Credit Corp. may request and may share with UBS Credit Corp. any and all information regarding the Borrower and the missing language

IN WITNESS WHEREOF, the undersigned (the “Borrower) has signed this Agreement, or has caused this Agreement to be signed in its name by its duly authorised representatives, as of the date indicated below.

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

Date:

Name of Borrower	FIVE STAR QUALITY CARE, INC.

By:		Title:	Treasurer, CFO & Asst Secretary
	(Signature of Authorized Signatory (IN HB ONLY) of Borrower)*		(Title of Authorized Signatory of Borrower)

By:		Title:	VP, Gen’l Counsel and Secretary
	(Signature of Authorized Signatory (IN HB ONLY) of Borrower)*		(Title of Authorized Signatory of Borrower)

The authorized signatory of the Borrower must be one of the Authorized Persons designated on the applicable UBS Credit Corp. supplemental form executed by the Borrower (e.g., the Supplemental Corporate Resolution Form (HP Form)).

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)
V

SS#/TIN
Internal Use Only
Credit Line Agreement

Credit Line Agreement—Demand Facility

THIS CREDIT LINE AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this “Agreement”) is made by and between the party or parties signing as the Borrower on the Application to which this Agreement is attached (together and individually, the “Borrower”) and UBS Credit Corp. (“UBSCC”) and, together with the Application, establishes the terms and conditions that will govern the uncommitted demand loan facility made available to the Borrower by UBSCC (the “Credit Line”). This Agreement becomes effective upon the earlier of (i) notice from UBSCC (which notice may be oral or written) to the Borrower that the Credit Line has been approved and (ii) UBSCC making an Advance to the Borrower.

1. Definitions

•                  “Advance” means any Fixed Rate Advance or Variable Rate Advance made by UBSCC pursuant to this Agreement.

•                  “Advance Advice” means a written or electronic notice by UBSCC, sent to the Borrower, the Borrower’s financial advisor at UBS Financial Services Inc. or any other party designated by the Borrower to receive the notice, confirming that a requested Advance will be a Fixed Rate Advance and specifying the amount, fixed rate of interest and Interest Period for the Fixed Rate Advance.

•                  “Application” means the Credit Line Account Application and Agreement that the Borrower has completed and submitted to UBSCC and into which this Agreement .

•                  “Approved Amount” means the maximum principal amount of Advances that is permitted to be outstanding under the Credit Line at any time, as specified in writing by UBSCC.

•                  “Breakage Costs” and “Breakage Fee” have the meanings specified in Section 6(b).

•                  “Business Day” means a day on which both of UBSCC and UBS Financial Services Inc. are open for business. For notices and determinations of LIBOR, Business Day must also be a day for trading by and between UBSCCs in U.S. dollar deposits in the London interUBSCC market.

•                  “Collateral” has the meaning specified in Section 8(a).

•                  “Collateral Account” means, individually and collectively, each account of the Borrower or Pledgor at UBS Financial Services Inc. or UBS International Inc., as applicable, that is either identified as a Collateral Account on the Application to which this Agreement is attached or subsequently identified as a Collateral Account by the Borrower or Pledgor in writing, together with all successors to those identified accounts, irrespective of whether the successor account bears a different name or account number.

•                  “Credit Line” has the meaning specified in Section 2(a).

•                  “Credit Line Account” means each Fixed Rate Account and each Variable Rate Account of the Borrower that is established by UBSCC in connection with this Agreement and either identified on the Application or subsequently identified as a Credit Line Account by UBSCC by notice to the Borrower, together with all successors to those identified accounts, irrespective of whether any successor account bears a different name or account number.

•                  “Credit Line Obligations” means, at any time of determination, the aggregate of the outstanding principal amounts of all Advances, together with all accrued but unpaid interest on the outstanding principal amounts, any and all fees or other charges payable in connection with the Advances and any costs of collection (including reasonable attorneys’ fees) and other amounts payable by the Borrower under this Agreement, and any and all other present or future obligations of the Borrower and the other respective Loan Parties under this Agreement and the related agreements, whether absolute or contingent, whether or not due or mature.

•                  “Event” means any of the events listed in Section 10.

•                  “Fixed Rate Advance” means any advance made under the Credit Line that accrues interest at a fixed rate.

•                  “Guarantor” means any party who guaranties the payment and performance of the Credit Line Obligations.

•                  “Guaranty Agreement” means an agreement pursuant to which a Guarantor agrees to guaranty payment of the Credit Line Obligations.

•                  “Interest Period” means, for a Fixed Rate Advance, the number of days, weeks or months requested by the Borrower and confirmed in the Advance Advice relating to the Fixed Rate Advance, commencing on the date of (i) the extension of the Fixed Rate Advance or (ii) any renewal of the Fixed Rate Advance and, in each case, ending on the last day of the period. If the last day is not a Business Day, then the Interest Period will end on the immediately succeeding Business Day. If the last Business Day would fall in the next calendar month, the Interest Period will end on the immediately preceding Business Day. Each monthly or longer Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) will end on the last Business Day of the appropriate calendar month.

•                  “Joint Borrower” has the meaning specified in Section 7(a).

•                  “Loan Party” means each Borrower, Guarantor and Pledgor, each in their respective capacities under this Agreement or any related agreement.

•                  “LIBOR” means, as of any date of determination:

(i)             for Variable Rate Advances, the prevailing London InterUBSCC Offered Rate for deposits in U.S. dollars having a maturity of 30 days as published in The Wall Street Journal “Money Rates” Table on the date of the Advance; and

(ii)                                  for Fixed Rate Advances, the prevailing London Inter UBSCC Offered Rate for deposits in U.S. dollars having a maturity corresponding to the length of the Interest Period applicable to the Advance as quoted by the Bloomberg service at 4:00 a.m. Eastern Standard Time on the date of the Advance.

(iii)                               If the rate ceases to be regularly published by The Wall Street Journal or stated by the Bloomberg service, as applicable, LIBOR will be determined by UBSCC in its sole and absolute discretion. For any day that is not a Business Day, LIBOR will be the applicable LIBOR in effect immediately prior to that day.

•                  “Person” means any natural person, company, corporation, firm, partnership, joint venture, limited liability company or limited liability partnership, association, organization or any other legal entity.

•                  “Pledgor” means each Person who pledges to UBSCC any Collateral to secure the Credit Line Obligations (or to secure the obligations of any Guarantor with respect to the guaranty of the Credit Line Obligations). Pledgors will include (i) each Borrower who pledges Collateral to secure the Credit Line Obligations, (ii) each Guarantor who has pledged collateral to secure the Credit Line Obligations or its obligations under a Guaranty Agreement, (iii) any spouse of a Borrower who executes a spouse’s pledge and consent agreement with respect to a jointly held collateral account, (iv) any other joint account holder who executes a joint account holder pledge and consent agreement with respect to a jointly held collateral account, and (v) any other Person who executes a pledge agreement with respect to the Credit Line.

•                  “Credit Line” has the meaning set forth in the Preamble to this Agreement. means any Credit Line with an Approved Amount equal to or greater than $250,000.

•                  “Prime Credit Line” means any Credit Line with an Approved Amount less than $250,000.

•                  “Prime Rate” means the floating “Prime Rate” as published in The Wall Street Journal “Money Rates” Table from time to time. The Prime Rate will change as and when the Prime Rate as published in The Wall Street Journal. In the event that The Wall Street Journal does not publish a Prime

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

                        Rate, the Prime Rate will be the rate as determined by UBSCC in its sole and absolute discretion.

•                  “Securities Intermediary” has the meaning specified in Section 9

•                  “UBS Financial Services Inc.” means UBS Financial Services Inc. and its successors.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

•                  “UBS-1” means UBS International Inc. and its successors.

•                  “Variable Rate Advance” means any advance made under the Credit Line that accrues interest at a variable rate.

2.         Establishment of Credit Line; Termination

a)         Upon the effectiveness of this Agreement, UBSCC establishes an UNCOMMITTED, demand revolving line of credit (the “Credit Line”) in an amount up to the Approved Amount. UBSCC may, from time to time upon request of the Borrower, without obligation and in its sole and absolute discretion, authorize and make one or more Advances to the Borrower. The Borrower acknowledges that UBSCC has no obligation to make any Advances to the Borrower. UBSCC may carry each Variable Rate Advance in a Variable Rate Account and may carry each Fixed Rate Advance in a Fixed Rate Account, but all Advances will constitute extensions of credit pursuant to a single Credit Line. The Approved Amount will be determined, and may be adjusted from time to time, by UBSCC in its sole and absolute discretion.

b)         THE BORROWER AND EACH OTHER LOAN PARTY UNDERSTANDS AND AGREES THAT UBSCC MAY DEMAND FULL OR PARTIAL PAYMENT OF THE CREDIT LINE OBLIGATIONS, AT ITS SOLE AND ABSOLUTE DISCRETION AND WITHOUT CAUSE, AT ANY TIME, AND THAT NEITHER FIXED RATE ADVANCES NOR VARIABLE RATE ADVANCES ARE EXTENDED FOR ANY SPECIFIC TERM OR DURATION.

c)         UNLESS DISCLOSED IN WRITING TO UBSCC AT THE TIME OF THE APPLICATION, AND APPROVED BY UBSCC, THE BORROWER AGREES NOT TO USE THE PROCEEDS OF ANY ADVANCE EITHER TO PURCHASE, CARRY OR TRADE IN SECURITIES OR TO REPAY ANY DEBT (I) USED TO PURCHASE, CARRY OR TRADE IN SECURITIES OR (II) TO ANY AFFILIATE OF UBSCC. THE BORROWER WILL BE DEEMED TO REPEAT THE AGREEMENT IN THIS SECTION 2(C) EACH TIME IT REQUESTS AN ADVANCE.

d)             Prior to the first Advance under the Credit Line, the Borrower must sign and deliver to UBSCC a Federal Reserve Form U-1 and all other documentation as UBSCC may require. The Borrower acknowledges that neither UBSCC nor any of its affiliates has advised the Borrower in any manner regarding the purposes for which the Credit Line will be used.

e)              e) The Borrower consents and agrees that, in connection with establishing the Credit Line Account, approving any Advances to the Borrower or for any other purpose associated with the Credit Line, UBSCC may obtain a consumer or other credit report from a credit reporting agency relating to the Borrower’s credit history. Upon request, UBSCC will inform the Borrower: (i) whether or not a consumer or other credit report was requested; and (ii) if so, the name and address of the consumer or other credit reporting agency that furnished the report.

f)           The Borrower understands that UBSCC will, directly or indirectly, pay a portion of the interest that it receives to the Borrower’s financial advisor at UBS Financial Services Inc. or one of its affiliates. To the extent permitted by applicable law, UBSCC may also charge the Borrower fees for establishing and servicing the Credit Line Account.

f)                Following each month in which there is activity in the Borrower’s Credit Line Account in amounts greater than $1, the Borrower will receive an account statement showing the new balance, the amount of any new Advances, year to date interest charges, payments and other charges and credits that have been registered or posted to the Credit Line Account.

g)             h) Each of the Loan Parties understands and agrees that UBSCC may, at any time, in its discretion, terminate and cancel the Credit Line regardless of whether or not an Event has occurred. In the event UBSCC terminates and cancels the Credit Line the Credit Line Obligations shall be immediately due and payable in full. If the Credit Line Obligations are not paid in full, UBSCC shall have the right, at its option, to exercise any or all of its remedies described in Section 10 of this Agreement.

3.         Terms of Advances

a)         Advances made under this Agreement will be available to the Borrower in the form, and pursuant to procedures, as are established from time to time by UBSCC in its sole and absolute discretion. The Borrower and each Loan Party agree to provide all documents, financial or other information regarding any Advance as UBSCC may request. Advances will be made by wire transfer of funds to an account as specified in writing by the Borrower or by any other method agreed upon by UBSCC and the Borrower. The Borrower acknowledges and agrees that UBSCC will not make any Advance to the Borrower unless the collateral maintenance requirements that are established by UBSCC in its sole and absolute discretion have been satisfied.

b)        Each Advance made under a Credit Line will be a Variable Rate Advance unless otherwise designated as a Fixed Rate Advance in an Advance Advice sent by UBSCC to the Borrower. UBSCC will not designate any Advance as a Fixed Rate Advance unless it has been requested to do so by the Borrower (acting directly or indirectly through the Borrower’s UBS Financial Services Inc. financial advisor or other agent designated by the Borrower and acceptable to UBSCC). Each Advance Advice will be conclusive and binding upon the Borrower, absent manifest error, unless the Borrower otherwise notifies UBSCC in writing no later than the close of business, New York time, on the third Business Day after the Advance Advice is received by the Borrower.

c)         Each Advance made under a Prime Credit Line will be a Variable Advance.

d)        Unless otherwise agreed by UBSCC: (i) all Fixed Rate Advances must be in an amount of at least $100,000; and (ii) all Variable Rate Advances taken by wire transfer must be in an amount of at least $2,500. If the Borrower is a natural person, the initial Variable Rate Advance under the Credit Line must be in an amount equal to at least $25,001 (the “Initial Advance Requirement”). If the initial Advance requested by the Borrower is made in the form of a check drawn on the Credit Line that does not satisfy the Initial Advance Requirement, then, in addition to and not in limitation of UBSCC’s rights, remedies, powers or privileges under this Agreement or applicable law, UBSCC may, in its sole and absolute discretion:

(i)             pay the check drawn by the Borrower if, prior to paying that check, UBSCC makes another Advance to the Borrower, which Advance shall be in an amount not less than $25,001; or

(ii)          pay the check drawn by the Borrower; or

(iii)       decline to pay (bounce) the check.

If UBSCC elects option (ii), no interest shall accrue on the amount of the Advance made by paying the check, and the amount of that Advance shall be due and payable to UBSCC immediately (with or without demand by UBSCC).

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

4.         Interest

a)         Each Fixed Rate Advance will bear interest at a fixed rate for the Interest Period specified in the related Advance Advice. The rate of interest payable on each Fixed Rate Advance will be determined by adding a percentage rate to LIBOR determined by UBSCC as of the date that the fixed rate is determined.

b)        Each Variable Rate Advance under a Credit Line will bear interest at a variable rate equal to LIBOR, adjusted daily, plus the percentage rate that (unless otherwise specified by UBSCC in writing) is shown on Schedule I below for the Approved Amount of the Credit Line. For Credit Lines, the rate of interest payable on Variable Rate Advances is subject to change without notice in accordance with fluctuations in LIBOR and in the Approved Amount. On each day that LIBOR changes or the Approved Amount crosses one of the thresholds that is indicated on Schedule I (or that is otherwise specified by UBSCC in writing), the interest rate on all Variable Rated Advances will change accordingly.

c)         Each Variable Rate Advance under a Prime Credit Line will bear interest at a variable rate equal to the Prime Rate, adjusted daily, plus the percentage rate that (unless otherwise specified by UBSCC in writing) is shown on the attached Schedule II and that corresponds to the aggregate principal amount outstanding under the Prime Credit Line on that day. For Prime Credit Lines, the rate of interest payable on Variable Rate Advances is subject to change without notice in accordance with fluctuations in the Prime Rate and in the aggregate amount outstanding under the Prime Credit Line. On each date that the Prime Rate changes or the aggregate principal amount outstanding under the Prime Credit Line crosses one of the thresholds that is indicated on Schedule II (or that is otherwise specified by UBSCC in writing), the interest rate on all Variable Rate Advances will change accordingly.

5.         Payments

a)         Each Fixed Rate Advance will be due and payable in full ON DEMAND or, if not earlier demanded by UBSCC, on the last day of the applicable Interest Period. Any Fixed Rate Advance as to which UBSCC has not made a demand for payment and that is not paid in full or renewed, which renewal is in the sole and absolute discretion of UBSCC, (pursuant to procedures as may be established by UBSCC) as another Fixed Rate Advance on or before the last day of its Interest Period will be automatically renewed on that date as a U.S. dollar denominated, Variable Rate Advance in an amount (based, in the case of any conversion of a non U.S. dollar denominated Fixed Rate Advance, upon the applicable, spot currency exchange rate as of the maturity date, as determined by UBSCC) equal to the unpaid principal balance of the Fixed Rate Advance, plus any accrued but unpaid interest on the Fixed Rate Advance, which Variable Rate Advance will then accrue additional interest at a variable rate as provided in this Agreement.

b)        Each Variable Rate Advance will be due and payable ON DEMAND.

c)         The Borrower promises to pay the outstanding principal amount of each Advance, together with all accrued but unpaid interest on each Advance, any and all fees or other charges payable in connection with each Advance, on the date the principal amount becomes due (whether by reason of demand, the occurrence of a stated maturity date, by reason of acceleration or otherwise). The Borrower further promises to pay interest in respect of the unpaid principal balance of each Advance from the date the Advance is made until it is paid in full. All interest will be computed on the basis of the number of days elapsed and a 360-day year. Interest on each Advance will be payable in arrears as follows:

(i)        for Fixed Rate Advances — on the last day of the Interest Period (or if the Interest Period is longer than three months, on the last day of each three month period following the date of the Advance) and on each date that all or any portion of the principal amount of the Fixed Rate Advance becomes due or is paid; and

(ii)     for Variable Rate Advances — on the twenty-second day of each month other than December, and on the thirty first day of December, and on each date that all or any portion of the principal amount of the Variable Rate Advance becomes due or is paid.

To the extent permitted by law, and without limiting any of UBSCC’s other rights and remedies under the Agreement, interest charges on any Advance that are not paid when due will be treated as principal and will accrue interest at a variable rate from the date the payment of interest was due until it is repaid in full.

d)        All payments of principal, interest or other amounts payable under this Agreement will be made in immediately available funds and in the same currency in which the Advance was made, which unless otherwise agreed by UBSCC, will be U.S. dollars. UBS Financial Services Inc. or UBS International Inc., as applicable, may act as collecting and servicing agent for UBSCC for the Advances. All payments will be made by wire transfer of funds to an account specified by UBSCC or by another method agreed upon by UBSCC and the Borrower. Upon receipt of all payments, UBSCC will credit the same to the Credit Line Account. UBSCC shall apply the proceeds of any payments in the following order; first to any Breakage Costs, Breakage Fee, other fees, costs of collection and expenses, second to accrued interest and third to the outstanding principal amount of the related Advance.

e)

All payments must be made to UBSCC free and clear of any and all present and future taxes (including withholding taxes), levies, imposts, duties, deductions, fees, liabilities and similar charges other than those imposed on the overall net income of UBSCC. If so requested by UBSCC, the Borrower will deliver to UBSCC the original or a certified copy of each receipt evidencing payment of any taxes or, if no taxes are payable in respect of any payment under this Agreement, a certificate from each appropriate taxing authority, or an opinion of counsel in form and substance and from counsel acceptable to UBSCC in its sole and absolute discretion, in either case stating that the payment is exempt from or not subject to taxes. If any taxes or other charges are required to be withheld or deducted from any amount payable by the Borrower under this Agreement, the amount payable will be increased to the amount which, after deduction from the increased amount of all taxes and other charges required to be withheld or deducted from the amount payable, will yield to UBSCC the amount stated to be payable under this Agreement. If any of the taxes or charges are paid by UBSCC, the Borrower will reimburse UBSCC on demand for the payments, together with all interest and penalties that may be imposed by any governmental agency. None of UBSCC, UBS Financial Services Inc., UBS-I or their respective employees has provided or will provide, legal advice to the Borrower or any Loan Party regarding compliance with (or the implications of the Credit Line and the related guaranties and pledges under) the laws (including tax laws) of the jurisdiction of the Borrower or any Loan Party or any other jurisdiction. The Borrower and each Loan Party is and shall be solely responsible for, and UBSCC shall have no responsibility for, the compliance by the Loan Parties with any and all reporting and other requirements arising under any applicable laws.

f)           In no event will the total interest and fees, if any, charged under this Agreement exceed the maximum interest rate or total fees permitted by law. In the event any excess interest or fees are collected, the same will be refunded or credited to the Borrower. If the amount of interest payable by the Borrower for any period is reduced pursuant to this Section 5(f), the amount of interest payable for each succeeding period will be increased to the maximum rate permitted by law until the amount of the reduction has been received by UBSCC.

6.         Prepayments; Breakage Charges

a)         The Borrower may repay any Variable Rate Advance at any time, in whole or in part, without penalty.

b)        The Borrower may repay any Fixed Rate Advance, in whole or in part. The Borrower agrees to reimburse UBSCC, immediately upon demand, for any loss or cost (“Breakage Costs”) that UBSCC notifies the Borrower has been incurred by UBSCC as a result of (i) any payment of the principal of a Fixed Rate Advance before the expiration of the Interest Period for the Fixed Rate Advance (whether voluntarily, as a result of acceleration, demand or otherwise, ), or (ii) the Customer’s failure to take any Fixed Rate Advance on the date agreed upon, including any loss or cost (including loss of profit

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

or margin) connected with UBSCC’s re-employment of the amount so prepaid or of those funds acquired by UBSCC to fund the Advance not taken on the agreed upon date. Breakage Costs will be

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

calculated by determining the differential between the stated rate of interest for the Fixed Rate Advance and prevailing LIBOR and multiplying the differential by the sum of the outstanding principal amount of the Fixed Rate Advance (or the principal amount of Fixed Rate Advance not taken by the Borrower) multiplied by the actual number of days remaining in the Interest Period for the Fixed Rate Advance (based upon a 360-day year). The Borrower also agrees to promptly pay to UBSCC an administrative fee (“Breakage Fee”) in connection with any permitted or required prepayment. The Breakage Fee will be calculated by multiplying the outstanding principal amount of the Fixed Rate Advance (or the principal amount of Fixed Rate Advance not taken by the Borrower) by two basis points (0.02%). Any written notice from UBSCC as to the amount of the loss or cost will be conclusive absent manifest error.

7. Joint Credit Line Account Agreement; Suspension and Cancellation

a)         If more than one Person is signing this Agreement as the “Borrower”, each party (a “Joint Borrower”) will be jointly and severally liable for the Credit Line Obligations, regardless of any change in business relations, divorce, legal separation, or other legal proceedings or in any agreement that may affect liabilities between the parties. Except as provided below for the reinstatement of a suspended or cancelled Credit Line, and unless otherwise agreed by UBSCC in writing, UBSCC may rely on, and each Joint Borrower will be responsible for, requests for Advances, directions, instructions and other information provided to UBSCC by any Joint Borrower.

b)        Any Joint Borrower may request UBSCC to suspend or cancel the Credit Line by sending UBSCC a written notice of the request addressed to UBSCC at the address shown on the Borrower’s periodic Credit Line Account statements. Any notice will become effective three Business Days after the date that UBSCC receives it, and each Joint Borrower will continue to be responsible for paying: (i) the Credit Line Obligations as of the effective date of the notice, and (ii) all Advances that any Joint Borrower has requested but that have not yet become part of the Credit Line Obligations as of the effective date of the notice. No notice will release or in any other way affect UBSCC’s interest in the Collateral. All subsequent requests to reinstate credit privileges must be signed by all Joint Borrowers comprising the Borrower, including the Joint Borrower requesting the suspension of credit privileges. Any reinstatement will be granted or denied in the sole and absolute discretion of UBSCC.

c)         All Credit Line Obligations will become immediately due and payable in full as of the effective date of any suspension or cancellation of the Credit Line. The Borrower will be responsible for the payment of all charges incurred on the Advances after any the effective date. UBSCC will not release any Loan Party from any of the obligations under this Agreement or any related agreement until the Credit Line Obligations have been paid in full and this Agreement has been terminated.

8. Collateral; Grant of Security Interest; Set-off

a)         To secure payment or performance of the Credit Line Obligations, the Borrower assigns, transfers and pledges to UBSCC, and grants to UBSCC a first priority lien and security interest in the following assets and rights of the Borrower, wherever located and whether owned now or acquired or arising in the future: (i) each Collateral Account; (ii) any and all money, credit balances, certificated and uncertificated securities, security entitlements, commodity contracts, certificates of deposit, instruments, documents, partnership interests, general intangibles, financial assets and other investment property now or in the future credited to or carried, held or maintained in any Collateral Account; (iii) any and all over-the-counter options, futures, foreign exchange, swap or similar contracts between the Borrower and either UBS Financial Services Inc. or any of its affiliates; (iv) any and all accounts of the Borrower at UBSCC or any of its affiliates; (v) any and all supporting obligations and other rights ancillary or attributable to, or arising in any way in connection with, any of the foregoing; and (vi) any and all interest, dividends, distributions and other proceeds of any of the foregoing, including proceeds of proceeds (collectively, the “ Collateral ” ).

b)        The Borrower and if applicable, any Pledgor on the Collateral Account, will take all actions reasonably requested by UBSCC to evidence, maintain and perfect UBSCC’s first priority security interest in, and to enable UBSCC to obtain control over, the Collateral and any additional collateral pledged by the Pledgors, including but not limited to making, executing, recording and delivering to UBSCC (and authorizes UBSCC to file, without the signature of the Borrower and any Pledgor where permitted by applicable law)financing statements and amendments thereto, control agreements, notices, assignments, listings, powers, consents and other documents regarding the Collateral and UBSCC’s security interest in the Collateral in such. jurisdiction and in a form as UBSCC reasonably may require. Each Loan Party irrevocably authorizes and appoints each of UBSCC and UBS Financial Services Inc., as collateral agent, to act as their agent and attorney-in-fact to file any documents or to execute any documents in their name, with or without designation of authority. Each Loan Party acknowledges that it will be obligated in respect of the documentation as if it had executed the documentation itself

c)         The Borrower (and, if applicable, any other Pledgor on the Collateral Account) agrees to maintain in a Collateral Account, at all times, Collateral having an aggregate lending value as specified by UBSCC from time to time.

d)        UBSCC’s sole duty for the custody, safe keeping and physical preservation of any Collateral in its possession will be to deal with the Collateral in the same manner as UBSCC deals with similar property for its own account. The Borrower (and, if applicable, any other Pledgor on the Collateral Account) agrees that UBSCC will have no responsibility to act on any notice of corporate actions or events provided to holders of securities or other investment property included in the Collateral. The Borrower (and, if applicable, any other Pledgor on the Collateral Account) agrees to (i) notify UBSCC promptly upon receipt of any communication to holders of the investment property disclosing or proposing any stock split, stock dividend, extraordinary cash dividend, spin-off or other corporate action or event as a result of which the Borrower or Pledgor would receive securities, cash (other than ordinary cash dividends) or other assets in respect of the investment property, and (ii) immediately upon receipt by the Borrower or Pledgor of any of these assets, cause them to be credited to a Collateral Account or deliver them to or as directed by UBSCC as additional Collateral.

e)         The Borrower (and, if applicable, any other Pledgor on the Collateral Account) agrees that all principal, interest, dividends, distributions, premiums or other income and other payments received by UBSCC or credited to the Collateral Account in respect of any Collateral may be held by UBSCC as additional Collateral or applied by UBSCC to the Credit Line Obligations. UBSCC may create a security interest in any of the Collateral and may, at any time and at its option, transfer any securities or other investment property constituting Collateral to a securities account maintained in its name or cause any Collateral Account to be redesignated or renamed in the name of UBSCC.

f)           The Borrower (and, if applicable, any other Pledgor on the Collateral Account) that if a Collateral Account has margin features, the margin features will be removed by UBS Financial Services Inc. or UBS International Inc., as applicable, so long as there is no outstanding margin debit in the Collateral Account.

g)        If the Collateral Account permits cash withdrawals in the form of check writing, access card charges, bill payment and/or electronic funds transfer services (for example, Resource Management Account®, Business Services Account BSA®, certain Basic Investment Accounts and certain accounts enrolled in UBS Financial Services Inc. Investment Consulting Services programs), the Borrower (and, if applicable, any other Pledgor on the Collateral Account) that the “Withdrawal Limit” for the Collateral Account, as described in the documentation governing the account will be reduced on an ongoing basis so that the aggregate lending value of the Collateral remaining in the Collateral Account following the withdrawal may not be less than the amount required pursuant to Section 8(c).

h)        In addition to UBSCC’s security interest, the Borrower (and, if applicable, any other Pledgor on the Collateral Account) that UBSCC will at all times have a right to set off any or all of the Credit Line Obligations at or after the time at which they become due, whether upon demand, at a stated

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

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Internal Use Only

maturity date, by acceleration or otherwise, against all securities, cash, deposits or other property in the possession of or at any time in any account maintained with UBSCC or any of its affiliates by or for the benefit of the Borrower, whether carried individually or jointly with others. This right is in addition to, and not in limitation of, any right UBSCC may have at law or otherwise.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

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Internal Use Only

i)            UBSCC reserves the right to disapprove any Collateral and to require the Borrower at any time to deposit into the Borrower’s Collateral Account additional Collateral in the amount as UBSCC requests or to substitute new or additional Collateral for any Collateral that has previously been deposited in the Collateral Account.

9.         Control

For the purpose of giving UBSCC control over each Collateral Account and in order to perfect UBSCC’s security interests in the Collateral, the Borrower and each Pledgor on the applicable Collateral Account consents to compliance by UBS Financial Services Inc., UBS-I or any other securities intermediary (in any case, the “Securities Intermediary”) maintaining a Collateral Account with entitlement orders and instructions from UBSCC (or from any assignee or successor of UBSCC) regarding the Collateral Account without the further consent of the Borrower or any other Pledgor on the applicable Collateral Account. Without limiting the foregoing, the Borrower and each Pledgor on the Collateral Account acknowledges, consents and agrees that, pursuant to a control agreement entered into between UBSCC and the Securities Intermediary:

a)         The Securities Intermediary will comply with entitlement orders originated by UBSCC regarding any Collateral Account without further consent from the Borrower or any Pledgor. The Securities Intermediary will treat all assets credited to a Collateral Account, including money and credit balances, as financial assets for purposes of Article 8 of the Uniform Commercial Code.

b)        In order to enable the Borrower and any Pledgor on the applicable Collateral Account to trade financial assets that are from time to time credited to a Collateral Account, the Securities Intermediary may comply with entitlement orders originated by the Borrower or any Pledgor on the applicable Collateral Account (or if so agreed by UBSCC, by an investment adviser designated by the Borrower or any Pledgor on the applicable Collateral Account and acceptable to UBSCC and the Securities Intermediary) regarding the Collateral Account, but only until the time that UBSCC notifies the Securities Intermediary, that UBSCC is asserting exclusive control over the Collateral Account. After the Securities Intermediary has received a notice of exclusive control and has had a reasonable opportunity to comply, it will no longer comply with entitlement orders originated by the Borrower or any Pledgor (or by any investment adviser designated by the Borrower or any Pledgor) concerning the Collateral Account. Notwithstanding the foregoing, however, and irrespective of whether it has received any notice of exclusive control, the Securities Intermediary will not comply with any entitlement order originated by the Borrower or any Pledgor (or by any investment adviser designated by the Borrower or any Pledgor) to withdraw any financial assets from a Collateral Account or to pay any money, free credit balance or other amount owing on a Collateral Account (other than cash withdrawals and payments not exceeding the “Withdrawal Limit” as contemplated in Section 8 (g)) without the prior consent of UBSCC.

10.  Remedies

a)         If any of the following events (each, an “Event”) occurs:

(i)	the Borrower fails to pay any amount due under this Agreement;

(ii)

the Borrower and/or any other relevant Loan Party fails to maintain sufficient Collateral in a Collateral Account as required by UBSCC or any Guarantor fails to maintain collateral as required by UBSCC under its Guaranty Agreement;

(iii)

the Borrower or any other Loan Party breaches or fails to per form any other covenant, agreement, term or condition that is applicable to it under this Agreement or any related agreement, or any representation or other statement of the Borrower (or any Loan Party) in this Agreement or in any related agreement is incorrect in any material respect when made or deemed made;.

(iv)	the Borrower or any other Loan Party dies or is declared (by appropriate authority) incompetent or of unsound mind or is indicted or convicted of any crime or, if not an individual, ceases to exist;

(v)

any voluntary or involuntary proceeding for UBSCCruptcy, reorganization, dissolution or liquidation or similar action is commenced by or against the Borrower or any other Loan Party, or a trustee in UBSCCruptcy, receiver, conservator or rehabilitator is appointed, or an assignment for the benefit of creditors is made, with respect to the Borrower or any other Loan Party or its property;

(vi)

the Borrower or any Loan Party is insolvent, unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all or any part of its indebtedness, which it would or might otherwise be unable to pay when due, or proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors;

(vii)	a Collateral Account (or any account in which collateral provided by a Loan Party is maintained) or any portion thereof is terminated, attached or subjected to a levy;

(viii)	the Borrower or any Loan Party fails to provide promptly all financial and other information as UBSCC may request from time to time;

(ix)

any indebtedness of the Borrower or any other Loan Party in respect of borrowed money (including indebtedness guarantied by the Borrower or any other Loan Party) or in respect of any swap, forward, cap, floor, collar, option or other derivative transaction, repurchase or similar transaction or any combination of these transactions is not paid when due, or any event or condition causes the indebtedness to become, or permits the holder to declare the indebtedness to be, due and payable prior to its stated maturity;

(x)

final judgment for the payment of money is rendered against Client (or any Loan Party) and within thirty days from the entry of judgment has not been discharged or stayed pending appeal or has not been discharged within thirty days from the entry of a final order of affirmance on appeal;

(xi)

any legal proceeding is instituted or any other event occurs or condition exists that in UBSCC’s judgment calls into question (A) the validity or binding effect of this Agreement or any related agreement or any of the Borrower’s (or any other Loan Party’s) obligations under this Agreement or under any related agreement or (B) the ability of the Borrower (or any Loan Party) to perform its obligations under this Agreement, or under any related agreement; or

(xii)	UBSCC otherwise deems itself or its security interest in the Collateral insecure or UBSCC believes in good faith that the prospect of payment or other performance by any Loan Party is impaired.

then, the Credit Line Obligations will become immediately due and payable (without demand) and UBSCC may, in its sole and absolute discretion, liquidate, withdraw or sell all or any part of the Collateral and apply the same, as well as the proceeds of any liquidation or sale, to any amounts owed to UBSCC, including any applicable Breakage Costs and Breakage Fee. UBSCC will not be liable to any Loan Party in any way for any adverse consequences (for tax effect or otherwise) resulting from the liquidation of appreciated Collateral. Without limiting the generality of the foregoing, the sale may be made in UBSCC’s sole and absolute discretion by public sale on any exchange or market where business is then usually transacted or by private sale, and UBSCC may purchase at any public or private sale. Any Collateral that may decline speedily in value or that customarily is sold on a recognized exchange or market may be sold without providing any Loan Party with prior notice of the sale. Each Loan Party agrees that, for all other Collateral, two calendar days notice to the Loan Party, sent to its last address shown in UBSCC’s account records, will be deemed reasonable notice of the time and place of any public sale or time after which any private sale or other disposition of the Collateral may occur. Any amounts due and not paid on any Advance following a Event will bear interest from the day following the Event until fully paid at a rate per annum equal to the interest rate applicable to the Advance immediately prior to the Event plus 2.00%. In addition to UBSCC’s rights under this Agreement, UBSCC will have the right to exercise any one or more of the rights and remedies of a secured creditor under the Utah Uniform Commercial Code, as then in effect, or under any other applicable law.

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

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Internal Use Only

b)        Nothing contained in this Section 10 will limit the right of UBSCC to demand full or partial payment of the Credit Line Obligations, in its sole and absolute discretion and without cause, at any time.

c)         All rights and remedies of UBSCC under this Agreement are cumulative and are in addition to all other rights and remedies that UBSCC may have at law or equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of any amount due under this Agreement.

d)        Any non-exercise of rights, remedies and powers by UBSCC under this Agreement and the other documents delivered in connection with this Agreement shall not be construed as a waiver of any rights, remedies and powers. UBSCC fully reserves its rights to invoke any of its rights, remedies and powers at any time it may deem appropriate.

11. Representations, Warranties and Covenants by the Loan Parties.

Each Borrower and each other Loan Party (if applicable) makes the following representations, warranties and covenants (and each Borrower will be deemed to have repeated each representation and warranty each time a Borrower requests an Advance) to UBSCC.

a)         Except for UBSCC’s rights under this Agreement and the rights of the Securities Intermediary under any account agreement, the Borrower and each relevant Pledgor owns the Collateral, free of any interest, lien or security interest in favor of any third party and free of any impediment to transfer;

b)        Each Loan Party: (i) if a natural Person, is of the age of majority; (ii) is authorized to execute and deliver this Agreement and to perform its obligations under this Agreement and any related agreement; (iii) is not an employee benefit plan, as that term is defined by the Employee Retirement Income Security Act of 1974, or an Individual Retirement Credit Line Account (and none of the Collateral is an asset of a plan or account); and (iv) unless the Loan Party advises UBSCC to the contrary, in writing, and provides UBSCC with a letter of approval, where required, from its employer, is not an employee or member of any exchange or of any corporation or firm engaged in the business of dealing, either as a broker or as principal, in securities, bills of exchange, acceptances or other forms of commercial paper;

c)         Neither the Borrower nor any Pledgor on the Collateral Account will pledge the Collateral or grant a security interest in the Collateral to any party other than UBSCC or the Securities Intermediary, or permit the Collateral to become subject to any liens or encumbrances (other than those of UBSCC and the Securities Intermediary), during the term of this Agreement;

d)        Each Loan Party is not in default under any material contract, judgment, decree or order to which it is a party or by which it or its properties may be bound; and

e)         Each Loan Party has duly filed all tax and information returns required to be filed and has paid all taxes, fees, assessments and other governmental charges or levies that have become due and payable, except to the extent such taxes or other charges are being contested in good faith and are adequately reserved against in accordance with GAAP.

The provisions of this section will survive the termination of this Agreement or any related agreement and the repayment of the Credit Line Obligations.

12. Indemnification; Limitation on Liability of UBSCC and the Securities Intermediary.

Borrower agrees to indemnify and hold harmless UBSCC and the Securities Intermediary, their affiliates and their respective directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, for example, any and all court costs and reasonable attorneys fees, in any way relating to or arising out of or in connection with this Agreement, except to the extent caused by UBSCC’s or Securities Intermediary’s breach of its obligations under this Agreement. Neither UBSCC nor the Securities Intermediary will be liable to any party for any consequential damages arising out of any act or omission by either of them with respect to this Agreement or any Advance or Collateral Account. The provisions of this section will survive the termination of this Agreement or any related agreement and the repayment of the Credit Line Obligations.

13.  Acceptance of Application and Agreement; Applicable Law

THIS APPLICATION AND AGREEMENT WILL BE RECEIVED AND ACCEPTED BY UBSCC IN THE STATE OF UTAH, OR IF THIS APPLICATION AND AGREEMENT IS DELIVERED TO UBSCC’S AGENT, UBS FINANCIAL SERVICES INC., IT WILL BE RECEIVED AND ACCEPTED WHEN RECEIVED BY UBS FINANCIAL SERVICES INC.’S UNDERWRITING DEPARTMENT. DELIVERY OF THE APPLICATION AND AGREEMENT TO THE BORROWER’S FINANCIAL ADVISOR AT UBS FINANCIAL SERVICES INC. WILL NOT NOT BE CONSIDERED RECEIPT OR ACCEPTANCE BY UBSCC. ALL DECISIONS MADE BY UBSCC REGARDING THE CREDIT LINE WILL BE MADE IN UTAH. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF UTAH AND, IN CONNECTION WITH THE CHOICE OF LAW GOVERNING INTEREST, THE FEDERAL LAWS OF THE UNITED STATES, EXCEPT THAT WITH RESPECT TO THE COLLATERAL ACCOUNT AND UBSCC’S SECURITY INTEREST THEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, THE NEW YORK UNIFORM COMMERCIAL CODE, AND FOR PURPOSES OF THIS AGREEMENT, THE COLLATERAL ACCOUNT AND UBSCC’S SECURITY INTEREST THEREIN, THE JURISDICTION OF UBS FINANCIAL SERVICES INC. AND UBS-I SHALL BE DEEMED TO BE THE STATE OF NEW YORK.

14.  Assignment

This Agreement may not be assigned by the Borrower without the prior written consent of UBSCC. This Agreement will be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the Borrower. UBSCC may assign this Agreement, and this Agreement will inure to the benefit of UBSCC’s successors and assigns.

15.  Amendment

This Agreement may be amended only by UBSCC, including, but not limited to, (i) the addition or deletion of any provision of this of this Agreement (including any appendices, exhibits or addenda hereto) and (ii) the amendment of the “Spread Over LIBOR in Schedule I to this Agreement, at any time by sending written notice, signed by an authorized officer of UBSCC, of an amendment to the Borrower. The amendment shall be effective as of the date established by UBSCC. This Agreement may not be amended orally. The Borrower or UBSCC may waive compliance with any provision of this Agreement, but any waiver must be in writing and will not be deemed to be a waiver of any other provision of this Agreement. The provisions of this Agreement constitute the entire agreement between UBSCC and the Borrower with respect to the subject matter hereof and supersede all prior or contemporaneous agreements, proposals, understandings and representations, written or oral, between the parties with respect to the subject matter hereof.

16.  Severability

If any provision of this Agreement is held to be invalid, illegal, void or unenforceable, by reason of any law, rule, administrative order or judicial or arbitral decision, the determination will not affect the validity of the remaining provisions of this Agreement.

17.  Choice of Forum; Waiver of Jury Trial

a)         ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY JUDGMENT ENTERED BY ANY COURT

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

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Internal Use Only

REGARDING THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE THIRD JUDICIAL DISTRICT COURT FOR THE STATE OF UTAH OR IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF UTAH. EACH OF THE LOAN PARTIES IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE THIRD JUDICIAL DISTRICT COURT FOR THE STATE OF UTAH AND OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF UTAH FOR THE PURPOSE OF ANY SUCH ACTION OR PROCEEDING AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTION OR PROCEEDING. EACH OF THE LOAN PARTIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE NOW OR IN THE FUTURE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

b)         EACH OF THE LOAN PARTIES (FOR ITSELF, ANYONE CLAIMING THROUGH IT OR IN ITS NAME, AND ON BEHALF OF ITS EQUITY HOLDERS) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

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Internal Use Only

TRIAL BY JURY REGARDING ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

c)         Any arbitration proceeding between the Borrower (or any other Loan Party) and the Securities Intermediary, regardless of whether or not based on circumstances related to any court proceedings between UBSCC and the Borrower (or the other Loan Party), will not provide a basis for any stay of the court proceedings.

d)        Nothing in this Section 17 will be deemed to alter any agreement to arbitrate any controversies which may arise between the Borrower (or any other Loan Party) and UBS Financial Services Inc. or its predecessors, and any claims between the Borrower or the Loan Party, as applicable, and UBS Financial Services Inc. or its employees (whether or not they have acted as agents of the UBSCC) will be arbitrated as provided in any agreement between the Borrower or the Loan Party, as applicable, and UBS Financial Services Inc.

18.  State Specific Provisions and Disclosures

a)   For residents of Ohio:

The Ohio laws against discrimination require that all creditors make credit equally available to all creditworthy customers, and that credit reporting agencies maintain separate credit histories on each individual upon request. The Ohio civil rights commission administers compliance with this law.

b)   For residents of Oregon:

NOTICE TO BORROWER: DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT. THIS AGREEMENT PROVIDES FOR THE PAYMENT OF A PENALTY IF YOU WISH TO REPAY A FIXED RATE ADVANCE PRIOR TO THE DATE PROVIDED FOR REPAYMENT IN THE AGREEMENT.

c)   For residents of Vermont:

NOTICE TO BORROWER: THE ADVANCES MADE UNDER THIS AGREEMENT ARE DEMAND LOANS AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME. A NEW LOAN MUTUALLY AGREED UPON AND SUBSEQUENTLY ISSUED MAY CARRY A HIGHER OR LOWER RATE OF INTEREST. NOTICE TO JOINT BORROWER: YOUR SIGNATURE ON THE AGREEMENT MEANS THAT YOU ARE EQUALLY LIABLE FOR REPAYMENT OF THIS LOAN. IF THE BORROWER DOES NOT PAY, THE LENDER HAS A LEGAL RIGHT TO COLLECT FROM YOU.

d)   For residents of California:

(i)                      Any person, whether married, unmarried, or separated, may apply for separate credit.

(ii)                   As required by law, you are notified that a negative credit report reflecting on your credit record may be submitted to a credit reporting agency if you fail to fulfill the terms of your credit obligations.

(iii)                The Borrower will notify UBSCC, within a reasonable time, of any change in the Borrower’s name, address, or employment.

(iv)               The Borrower will not attempt to obtain any Advance if the Borrower knows that the Borrower’s credit privileges under the Credit Line have been terminated or suspended.

(v)                  The Borrower will notify UBSCC by telephone, telegraph, letter, or any other reasonable means that an unauthorized use of the Credit Line has occurred or may occur as the result of the loss or theft of a credit card or other instrument identi-fying the Credit Line, within a reasonable time after the Borrower’s discovery of the loss or theft, and will reasonably assist UBSCC in determining the facts and circumstances relating to any unauthorized use of the Credit Line.

19.  Account Agreement

Each Loan Party acknowledges and agrees that this Agreement supplements their account agreement(s) with the Securities Intermediary relating to the Collateral Account and, if applicable, any related account management agreement(s) between the Loan Party and the Securities Intermediary. In the event of a conflict between the terms of this Agreement and any other agreement between the Loan Party and the Securities Intermediary, the terms of this Agreement will prevail.

20.  Notices

Unless otherwise required by law, all notices to a Loan Party may be oral or in writing, in UBSCC’s discretion, and if in writing, delivered or mailed by the United States mail, or by overnight carrier or by telecopy to the address of the Loan Party shown on the records of UBSCC. Each Loan Party agrees to send notices to UBSCC, in writing, at such address as provided by UBSCC from time to time.

© 2007 UBS Credit Corp. All rights reserved.

Sign and date the application on page 5.

UBS Credit Corp.
Variable Credit Line Account Number: (if applicable) G Q

Fixed Credit Line Account Number: (if applicable)

SS#/TIN
Internal Use Only

Schedule I to UBS Credit Corp. Credit Line Agreement

Schedule of Percentage Spreads Over LIBOR

Aggregate Approved Amount	Spread Over LIBOR
$250,000 to $499,999	2.750%
$500,000 to $999,999	1.750%
$1,000,000 to $4,999,999	1.500%
$5,000,000 and over	1.250%

Schedule II to UBS Credit Corp. Credit Line Agreement

Schedule of Percentage Spreads Over Prime

Outstanding Amount under Credit Line	Spread Over Prime
$0 to $24,999	3.125%
$25,000 to $49,999	2.625%
$50,000 to $74,999	2.125%
$75,000 to $99,999	1.625%
$100,000 to $249,999	1.375%

NOTICE TO CO-SIGNER (Traduccion en Ingles Se Requiere Por La Ley)

You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The creditor can collect this debt from you without first trying to collect from the borrower. The creditor can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for the debt.

AVISO PARA EL FIADOR (Spanish Translation Required By Law)

Se le esta pidiendo que garantice esta deuda. Pienselo con cuidado antes de ponerse de acuerdo. Si la persona que ha pedido este prestamo no paga la deuda, usted tendra que pagarla. Este seguro de que usted podra pagar si sea obligado a pagarla y de que usted desea aceptar la responsabilidad.

Si la persona que ha pedido el prestamo no paga la deuda, es posible que usted tenga que pagar la suma total de la deuda, mas los cargos por tardarse en el pago o el costo de cobranza, lo cual aumenta el total de esta suma.

El acreedor (financiero) puede cobrarle a usted sin, primeramente, tratar de cobrarle al deudor. Los mismos metodos de cobranza que pueden usarse contra el deudor, podran usarse contra usted, tales como presentar una demanda en corte, quitar parte de su sueldo, etc. Si alguna vez no se cumpla con la obligacion de pagar esta deuda, se puede incluir esa informacion en la historia de credito de usted. Este aviso no es el contrato mismo en que se le echa a usted la responsabilidad de la deuda.

© 2007 UBS Credit Corp. All rights reserved.

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